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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 1999


                              Alleghany Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

            1-9371                                 51-0283071
    ------------------------           ------------------------------------
    (Commission File Number)           (IRS Employer Identification Number)


                           375 Park Avenue, Suite 3201
                            New York, New York 10152
                           --------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 752-1356
                                                           --------------

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Item 5. Other Events.

          On December 30, 1999, Alleghany Corporation, a Delaware corporation ("Alleghany"), and Swiss Re America Holding Corporation, a Delaware corporation ("Swiss Re"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement and subject to the terms and conditions set forth therein, Alleghany will sell one of its subsidiaries, Underwriters Re Group, Inc., to Swiss Re. The Stock Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits accompany this Report:

                   Exhibit Number                      Exhibit Description
                   --------------                      -------------------
                        99.1                           Stock Purchase Agreement,
                                                       dated as of December 30,
                                                       1999 (the "Stock Purchase
                                                       Agreement"), by and
                                                       between Alleghany
                                                       Corporation and Swiss Re
                                                       America Holding
                                                       Corporation.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ALLEGHANY CORPORATION


Date: December 30, 1999                        By:  /s/  Peter R. Sismondo
                                                  ------------------------
                                                  Name:  Peter R. Sismondo
                                                  Title: Vice President


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                                Index to Exhibits

    Exhibit Number                    Description of Exhibit
    --------------                    ----------------------
         99.1            Stock Purchase Agreement, dated as of December 30, 1999
                         (the "Stock Purchase Agreement"), by and between
                         Alleghany Corporation and Swiss Re America Holding
                         Corporation.